UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2013

J.Crew Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-175075

Delaware (State or other jurisdiction of incorporation)	22-2894486 (IRS Employer Identification No.)

770 Broadway

New York, NY 10003

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 28, 2013, J.Crew Group, Inc. issued a press release announcing selected financial information for the two months ended October 5, 2013 and September 29, 2012 and estimated guidance for certain prospective financial information for the third quarter ending November 2, 2013, which is not yet complete. The Company is filing a copy of the press release hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a)	through (c) Not applicable

(d)	Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by J.Crew Group, Inc. on October 28, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J.CREW GROUP, INC.

Date: October 28, 2013	By:	/s/ Stuart C. Haselden
Stuart C. Haselden
Chief Financial Officer